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                                                                   Exhibit 10.32

                                                               Execution Version

                         SIXTH AMENDMENT TO CREDIT AGREEMENT


                  This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of November 14, 2000, is by and between Health Risk Management, Inc., a Minnesota corporation (the "Borrower"), and U.S. Bank National Association, a national banking association (the "Bank").

                                    RECITALS

                  1. The Bank and the Borrower entered into a Credit Agreement dated as of May 1, 1998 as amended by a First Amendment dated as of January 27, 1999, a Second Amendment dated as of June 30, 1999, a Third Amendment dated as of December 21, 1999 and a Fourth Amendment dated as of April 10, 2000, and a Fifth Amendment to Credit Agreement dated July 31, 2000 (as amended, the "Credit Agreement"); and

                  2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

                  SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

                  SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

                  2.1 DEFINITIONS. Section 1.1 of the Credit Agreement is amended by deleting the term "Applicable Margin" and adding the following definitions in the appropriate alphabetical order:

                           "APPLICABLE MARGIN":  With respect to

                                    (a)   Reference Rate Advances - 2.75%
                                    (b)   Eurodollar Advances - 5.75%


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                  "ASSET DISPOSITION" means (a) the sale, lease, conveyance or other disposition of any assets or rights (including, without limitation, by way of a sale and leaseback) other than licensing of software or the sale or other disposition of inventory, each in the ordinary course of business consistent with past practices and (b) the issue or sale by the Borrower or any of its Subsidiaries of any Equity Interests, in the case of either clause (a) or (b), whether in a single transaction or a series of related transactions.

                  "PLEDGE AGREEMENT" means that certain Pledge Agreement dated as of November 14, 2000 given by the Borrower in favor of the Bank whereunder the Borrower has pledged to the Bank as security for all of the Borrower's obligations under this Agreement and the Term Note all of its capital stock in HRM Claim Management, Inc., Institute for Healthcare Quality, Inc., and Health Benefit Reinsurance, Inc., as the same may be amended, restated or otherwise modified from time to time.

                  "SUBSEQUENT FINANCING THRESHOLD": With respect to all Asset Dispositions consummated by the Borrower or any Subsidiary from and after the consummation of the Sixth Amendment to this Agreement, the amount by which the aggregate Net Available Proceeds received by the Borrower in connection such Asset Dispositions exceeds $8,000,000.

         2.2 REVOLVING LOANS. Section 2.1 of the Credit Agreement is amended by adding the following new Section 2.1(e) at the end thereof:

                  (e) CANCELLATION OF REVOLVING FACILITY. Notwithstanding anything to the contrary in this Agreement, effective upon the consummation of the Sixth Amendment to this Agreement (a) the Revolving Credit Commitment shall be terminated for all purposes and the Borrower shall no longer be entitled to request any further Revolving Loans and
         (b) all borrowings under the Revolving Note shall be thereafter evidenced by the Term Note.

         2.3 TERM LOANS. Sections 2.2 (a) and (d) of the Credit Agreement are deleted in their entireties and the following is substituted in lieu thereof:

                  (a) TERM LOAN. Upon the consummation of the Sixth Amendment hereto, the Borrower's outstanding revolving loan obligations in the principal amount of $2,900,000.00 and outstanding term loan obligations in the principal amount of $3,619,916.00 shall be combined into a single term loan (the "Term Loan") in the principal amount of $6,519,916.00. Payments or prepayments upon the Term Loan may not be reborrowed.


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                  (d)      [Reserved]

         2.4 CD RATE ADVANCES. The following new sentence is added at the end of
Section 2.2(f)(i) of the Credit Agreement:

         Notwithstanding anything to the contrary in this Agreement, from and after the consummation of the Sixth Amendment to this Agreement, the Borrower shall no longer obtain or continue any Advances as, or convert any Advances into, CD Rate Advances.

         2.5 USE OF PROCEEDS. Section 2.5 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  Section 2.5 USE OF LOAN PROCEEDS. The proceeds of the Term Loan shall be used to refinance the Borrower's existing term loan and existing revolving loan obligations to the Bank.

         2.6 FACILITY FEES. Section 3.2 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

         Section 3.2 [Reserved]

         2.7 TERM LOAN REPAYMENT. Section 4.1(b) of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  (b) TERM LOAN. The Term Note shall be payable as follows (a) monthly instalments of $225,000, payable on the last day of each month of each year commencing on November 30, 2000 and continuing to and including October 31, 2001 and (b) on November 30, 2001 (or such later date to which the Bank may agree in advance in writing in its sole and absolute discretion), all other outstanding principal and interest on the Term Note.

         2.8 MANDATORY PREPAYMENTS. Section 4.5 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  Section 4.5 MANDATORY PREPAYMENT. The Borrower shall immediately notify the Bank upon the receipt by the Borrower or any Subsidiary of any Net Available Proceeds. With respect to each transaction which generates Net Available Proceeds received by the Borrower, the Borrower shall pay to the Bank that portion of the Net Available Proceeds received by the Borrower which exceeds the Subsequent Financing Threshold. Such monies shall be remitted to the Bank as soon as the same shall have


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         been received by the Borrower and shall be applied in payment of the installments of principal upon the Term Loan, in inverse order of their maturities and, if the Term Loan has been converted to a Quoted Rate Advance, to the amounts contemplated by Section 2.3.

         2.9 PLEDGE OF HRMPA STOCK. Section 7.14 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  Section 7.14. PLEDGE OF HRMPA ASSETS. Upon written request by the Bank given from time to time, the Borrower shall undertake best efforts to cooperate with the Bank in seeking the approval or assent of the Insurance Regulatory Authority to the pledge to the Bank as security for the Borrower's obligations under this Agreement and the Term Notes the following assets (collectively, the "HRMPA Assets") as designated in such request: (a) all of the Borrower's capital stock in HRMPA and/or (b) the Surplus Note. Within 10 days after written request by the Bank given from and after such approval, the Borrower shall execute and deliver to the (a) Bank such documents and instruments in the form prescribed by the Bank to grant to the Bank security interest (and to perfect such grant) in the HRMPA Assets which are the subject of such request and (b) the original HRMPA Assets which are the subject of such request.

         2.10 SALE OF STOCK OF SUBSIDIARIES. Section 8.6 of the Credit Agreement is amended by deleting the period at the end thereof and substituting in lieu thereof the following:

         , PROVIDED that the Borrower may sell its capital stock in any Subsidiary or cause any Subsidiary to issue additional shares of its capital stock to any Person if (a) no Event of Default is continuing or would result therefrom, (b) following the consummation of any such transaction, the Borrower shall own not less than 51% of the capital stock of such Subsidiary entitled to vote in the election of directors of such Subsidiary, (c) upon the consummation of such transaction, the Borrower shall have paid to the Bank the amounts, if any, required to be paid to the Bank in connection with such transaction pursuant to
         Section 4.5, and (d) the Borrower complies with Section 10.16 of this Agreement with respect to such transaction.

         2.11 AMENDED FINANCIAL COVENANTS. Sections 8.17, 8.18, 8.19 and 8.20 of the Credit Agreement are deleted in their entireties and the following is substituted in lieu thereof:

                  Section 8.17 CONSOLIDATED NET WORTH. At any time permit its Consolidated Net Worth to be less than the sum of (a) $18,000,000 PLUS
         (b) at any time from and after March 31, 2001, 85% of its cumulative positive Consolidated Net Income earned during such period.


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                  SECTION 8.18 CONSOLIDATED NET INCOME. At any time permit its
         Consolidated Net Income to be less than (a) negative $4,500,000 (ie, a net loss of $4,500,000) for the fiscal quarter ending December 31, 2000 and (b) $750,000 for the fiscal quarters ending on March 31, 2001 and last day or each fiscal quarter thereafter.

                  Section 8.19 [Reserved]

                  Section 8.20 FIXED CHARGE COVERAGE RATIO. At any time permit the Fixed Charge Coverage Ratio to be less than 1.20 to 1.00 for the four fiscal quarters ended on December 31, 2000 and for each period of four fiscal quarters ending on the last day of each fiscal quarter thereafter.

         2.12 RELEASE OF PLEDGED STOCK. The following new Section 10.16 of the Credit Agreement is added immediately following Section 10.15 of the Credit
Agreement:

                  Section 10.16. CONDITIONAL RELEASE OF PLEDGED STOCK. The Borrower shall give the Bank not less than 10 Business Day's written notice prior to consummating any transaction (each, a "Permitted Stock Transaction") of the type contemplated by the "proviso" clause of
         Section 8.6 of this Agreement and involving the sale by the Borrower of any shares of capital stock of any Subsidiary pledged to the Bank pursuant to the Pledge Agreement (with respect to any Permitted Stock Transaction, the "Transferred Pledged Shares"). Prior to consummating any Permitted Stock Transaction, the Borrower shall take all actions reasonably deemed appropriate by the Bank to effectuate a release of any Transferred Pledged Shares and to continue and perfect the Bank's security interest in the shares of the applicable Subsidiary which are not to be sold in such Permitted Stock Transaction (the "Remaining Pledged Shares"), including (a) modifying or providing partial releases of the applicable financing statements filed by the Bank in connection with the Pledge Agreement and (b) executing and delivering to the Bank all documents required, and take all actions necessary to, obtain division of the Transferred Pledged Shares from the Remaining Pledged Shares. Subject to the limitations set forth in the preceding sentence, the Bank shall, at the Borrowers' expense, release stock certificates and stock powers evidencing the Transferred Pledged Shares and shall deliver the same as directed by the Borrower. The provisions of this
         Section 10.16 shall apply notwithstanding anything to the contrary in the Pledge Agreement.

         2.13 AMENDED AND RESTATED TERM NOTE. Exhibit B to the Credit Agreement is hereby amended to read as set forth on Exhibit A attached to this Amendment.


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                  SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments
contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

                  3.1 This Amendment and the Amended and Restated Term Note in the form of Exhibit A hereto (the "Restated Note"), each duly executed by the Borrower.

                  3.2 An amended and restated collateral assignment of trademarks covering all of the Borrower's or any Subsidiary's trademarks registered with the United States Patents and Trademarks Office, in form and substance satisfactory to the Bank, duly executed by the Borrower or such Subsidiary in favor of the Bank.

                  3.3 A reaffirmation of the Security Agreement in the form of Exhibits B-1 through B-3 attached to this Amendment, duly executed by each of Health Resource Management, Ltd., HRM Claim Management, Inc., and Institute for Healthcare Quality, Inc.

                  3.4 A Security Agreement in form and substance satisfactory to the Bank, duly executed by Health Benefits Reinsurance, Inc., together with:

                           (A) such financing statements and other instruments
                  required by the Bank to perfect the security interests granted under such Security Agreement,

                           (B) completed UCC, tax lien and judgment searches for
the such Subsidiary demonstrating that there are no Liens superior to the Liens of the Bank in the property of the Borrower described in said financing statements or other instruments.

                  3.5 Separate Guaranties in form and substance satisfactory to the Bank, duly executed by HRM Claim Management, Inc., Institute for Healthcare Quality, Inc. and Health Benefits Reinsurance, Inc.

                  3.6 A Pledge Agreement in form and substance satisfactory to the Bank whereunder the Borrower shall pledge to the Bank all of its capital stock in HRM Claim Management, Inc., Institute for Healthcare Quality, Inc. and Health Benefits Reinsurance, Inc., duly executed by the Borrower, together with,

                           (A) such financing statements and other instruments
                  required by the Bank to perfect the security interests granted under each Pledge Agreement,

                           (B) completed UCC, tax lien and judgment searches for
                  the Borrower demonstrating that there are no Liens superior to the Liens of the Bank in the property of the Borrower described in said financing statements or other instruments; and


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                           (C) share certificates representing all of the
                  issued and outstanding shares of each Subsidiary that is pledged by such Pledge Agreement and undated stock powers for such certificates, duly executed in blank.

         3.7 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, the Note and the other documents and instruments to be delivered by the Borrower in connection with this Amendment (collectively, the "Amendment Documents") certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were previously delivered to the Bank, and (ii) identifying each officer of the Borrower authorized to execute the Amendment Documents, and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

         3.8 A copy of the resolutions of the Board of Directors of the each Subsidiary executing any documents in connection with this Amendment (collectively, the "Subsidiary Amendment Documents") authorizing the execution, delivery and performance of the Subsidiary Amendment Documents to which it is a party certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that true and accurate copies of the Articles of Incorporation or Bylaws (or the equivalent) of such Subsidiary have been attached to such certificate, and (ii) identifying each officer of such Subsidiary authorized to execute the Subsidiary Amendment Documents, and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

         3.9 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

         3.10 The Borrower shall have paid to the Bank a non-refundable amendment and waiver fee in the amount of $10,000.

         3.11 The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement, the Amendment Documents and the Subsidiary Amendment Documents.

         SECTION 4. DEFAULTS AND WAIVERS.

         4.1 EVENTS OF DEFAULT. The Borrow has advised the Bank that Defaults and Events or Default have occurred under Section 8.17, 8.18, 8.19 and 8.20 on the Credit


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Agreement for the period on and prior to September 30, 2000 due to the
Borrower's failure to comply with the financial covenants set forth therein during such period.

         4.2 WAIVER. Upon the date on which this Amendment becomes effective, the Bank hereby waives the Borrower's Events of Default described in the preceding Section 4.1 (the "Existing Defaults"). The waiver of the Existing Defaults set forth above is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Bank of any other term, condition, representation or covenant applicable to the Borrower under the Credit Agreement (including but not limited to any future occurrence similar to the Existing Defaults) or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein. The waivers set forth herein shall not constitute a waiver by the Bank of any other Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

         SECTION 5. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

         5.1 REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Bank.

         5.2 AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the


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         Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank.

                  5.3 NO ADVERSE CLAIM. The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Bank with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

                  SECTION 6. AFFIRMATION OF CREDIT AGREEMENT, FURTHER REFERENCES. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Bank that the Borrower's obligations under the Credit Agreement, as amended by this Amendment are and continue to be secured by the security interest granted by the Borrower in favor of the Bank under the Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

                  SECTION 7. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

                  SECTION 8. SEVERABILITY. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or


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thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

                  SECTION 9. SUCCESSORS. The Amendment Documents shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.

                  SECTION 10. LEGAL EXPENSES. As provided in Section 10.2 of the Credit Agreement, the Borrower agrees to reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Bank) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

                  SECTION 11. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

                  SECTION 12. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

                  SECTION 13. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date and year first above written.



BORROWER:                              HEALTH RISK MANAGEMENT, INC.


                                       By: /s/ Leland G. LeBlanc
                                          ----------------------------------
                                       Title: Chief Financial Officer
                                             -------------------------------



BANK:                                  U.S. BANK NATIONAL ASSOCIATION


                                       By: /s/ Daniel J. Falstad
                                          ----------------------------------
                                       Title:  Vice President
                                             -------------------------------


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